UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2015 (February 3, 2015)

MISONIX, INC.

(Exact name of registrant as specified in its charter)

New York	1-10986	11-2148932
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1938 New Highway, Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (631) 694-9555

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 4, 2015, MISONIX, INC. (“Misonix” or the “Company”) issued a press release announcing its financial results for the three months ended December 31, 2014. The press release is attached hereto as Exhibit 99.1. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing of Misonix, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 3, 2015, Misonix held its Annual Meeting of Shareholders. At that meeting, shareholders (i) re-elected the seven incumbent directors to serve until the next annual meeting of shareholders and until their respective successors have been elected and qualified, (ii) approved the 2014 Employee Equity Incentive Plan; (iii) approved, on an advisory basis, the compensation of the Company’s Named Executive Officers (as defined in the Rules and Regulations promulgated under the Exchange Act), and (iv) ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm.

The following table sets forth the final results of the total shares voted on the election of directors:

VOTES

	For	Withheld	Broker Non-Vote

Michael A. McManus, Jr.	2,760,780	768,858	2,820,519
T. Guy Minetti	3,086,109	443,529	2,820,519
Thomas F. O’Neill	2,595,267	934,371	2,820,519
John W. Gildea	2,500,800	1,028,838	2,820,519
Charles Miner, III, MD	3,520,465	9,173	2,820,519
Stavros G. Vizirgianakis	2,689,481	840,157	2,820,519
Patrick A. McBrayer	3,521,340	8,298	2,820,519

The following table sets forth the final results of the total shares voted on the approval of the 2014 Employee Equity Incentive Plan:

VOTES

For	Against	Abstain	Broker Non-Vote
2,535,006	954,139	40,493	2,820,519

The following table sets forth the final results of the total shares voted, on an advisory basis, on the approval of the compensation of the Company’s Named Executive Officers:

VOTES

For	Against	Abstain	Broker Non-Vote
3,391,803	89,697	48,138	2,820,519

The following table sets forth the final results of the total shares voted on the selection of Grant Thornton LLP:

	VOTES
For	Withheld	Abstain
6,321,569	17,619	10,969

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 99.1	Press Release of MISONIX, INC., dated February 4, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2015	MISONIX, INC.

	By:	/s/ Richard A. Zaremba
Richard A. Zaremba
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of MISONIX, INC., dated February 4, 2015